UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2024

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

1-3672	Ameren Illinois Company (Illinois Corporation) 10 Richard Mark Way Collinsville, Illinois 62234 (618) 343-8150	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
Ameren Corporation	☐
Union Electric Company	☐
Ameren Illinois Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Ameren Corporation	☐
Union Electric Company	☐
Ameren Illinois Company	☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of each of Ameren Corporation (“Ameren”), Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”), and Ameren Illinois Company, doing business as Ameren Illinois (“Ameren Illinois”), held on May 9, 2024 (“Annual Meeting”), the matters listed below were submitted to a vote of each company’s respective shareholders.

Ameren

Item (1): Election of Directors

The following individuals (comprising Ameren’s full Board of Directors) were elected:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Cynthia J. Brinkley	207,290,377	1,829,051	634,590	23,579,966
Catherine S. Brune	201,687,863	7,459,473	606,682	23,579,966
Ward H. Dickson	207,626,216	1,468,109	659,693	23,579,966
Noelle K. Eder	207,560,254	1,565,397	628,367	23,579,966
Ellen M. Fitzsimmons	203,673,849	5,454,475	625,694	23,579,966
Rafael Flores	202,636,736	6,469,316	647,966	23,579,966
Kimberly J. Harris	207,698,023	1,435,659	620,336	23,579,966
Richard J. Harshman	206,670,340	2,424,193	659,485	23,579,966
Craig S. Ivey	207,429,431	1,668,307	656,280	23,579,966
James C. Johnson	204,482,979	4,614,774	656,265	23,579,966
Steven H. Lipstein	205,305,779	3,790,678	657,561	23,579,966
Martin J. Lyons, Jr.	202,520,388	6,642,676	590,954	23,579,966
Leo S. Mackay, Jr.	207,335,211	1,753,655	665,152	23,579,966

Item (2): Advisory Approval of Executive Compensation

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approved	199,569,907	9,094,522	1,089,589	23,579,966

Item (3): Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approved	223,621,608	9,002,913	709,463	—

Ameren Missouri

Item (1): Election of Directors

At Ameren Missouri’s Annual Meeting, the following individuals (comprising Ameren Missouri’s full Board of Directors) were elected: Mark C. Birk, Fadi M. Diya, Michael L. Moehn, and Chonda J. Nwamu. Each individual received 102,123,834 votes for election and no withheld votes, abstentions or broker non-votes.

Ameren Illinois

Item (1): Election of Directors

At Ameren Illinois’ Annual Meeting, the following individuals (comprising Ameren Illinois’ full Board of Directors) were elected: Leonard P. Singh, Michael L. Moehn, Chonda J. Nwamu, Theresa A. Shaw, and Patrick E. Smith. Each individual received 25,452,373 votes for election and no withheld votes, abstentions or broker non-votes.

This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company and Ameren Illinois Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By:	/s/ Chonda J. Nwamu
Name:	Chonda J. Nwamu
Title:	Executive Vice President, General Counsel and Secretary

UNION ELECTRIC COMPANY
(Registrant)

By:	/s/ Chonda J. Nwamu
Name:	Chonda J. Nwamu
Title:	Executive Vice President, General Counsel and Secretary

AMEREN ILLINOIS COMPANY
(Registrant)

By:	/s/ Chonda J. Nwamu
Name:	Chonda J. Nwamu
Title:	Executive Vice President, General Counsel and Secretary

Date: May 13, 2024